Exhibit 99.2

WRIT WASHINGTON REAL ESTATE INVESTMENT TRUST

BEST BUY

Gateway Overlook
Columbia, Maryland
Acquired December 1, 2010

Fourth Quarter 2010

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2010

Contact:
William T. Camp
Executive Vice President and
Chief Financial Officer
E-mail: bcamp@writ.com

6110 Executive Boulevard
Suite 800
Rockville, MD 20852
(301) 984-9400
(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, industrial/flex, retail, and multifamily properties and land for development.

2010 Summary

WRIT continued to improve the quality of its property portfolio, acquiring two Class A office buildings at Quantico Corporate Center in Stafford, Virginia and a Class A retail center in Columbia, Maryland for a total of $156 million while disposing of eight lower growth office and industrial properties in suburban Maryland for a total of $74 million. WRIT executed 1.6 million square feet of commercial lease transactions, compared to 1.4 million square feet in 2009. In 2010, WRIT issued 5,644,777 common shares through its Sales Agency Financing Agreement with BNY Mellon Capital Markets at a weighted average price of $30.34 for gross proceeds of $171 million. WRIT refinanced $179 million of its 2011 debt maturities by issuing $250 million 10-year unsecured senior notes at a coupon of 4.95%.

Fourth Quarter 2010 Update

WRIT acquired Gateway Overlook, a 223,000 square foot Class A shopping center in Columbia, Maryland for $88.35 million. This transaction highlights WRIT’s continued focus on acquiring superior-located, newer assets. The property was completed in 2007 and is located immediately off of I-95 at the intersection of Little Patuxent Parkway/Route 175 and Waterloo Road/Route 108 in Howard County. It is 90% leased to 21 tenants, including national retailers Trader Joe’s, Best Buy and Office Depot, as well as Wachovia Bank and Capital One Bank. WRIT funded the acquisition using available cash and its line of credit. The expected first year unleveraged yield is 6.9% on a cash basis.

In December, WRIT sold four properties that no longer fit into its long term growth plan. The Ridges, a 104,000 square foot office building in Gaithersburg, Maryland was sold for $27.5 million. The sale generated a net book gain of $4.4 million and produced an unleveraged internal rate of return was 11% over the four year holding period. In a separate transaction, WRIT completed the sale of three industrial properties, Ammendale I and II and Amvax, totaling 305,000 square feet in Beltsville, Maryland for $23.0 million and a net book gain of $9.2 million. The unleveraged internal rate of return was 15%.

During the quarter, WRIT issued 1,679,508 shares at a weighted average price of $30.68 per share through its Sales Agency Financing Agreement with BNY Capital Markets, generating approximately $51.5 million in proceeds. These proceeds were used for general corporate purposes, including partially funding the acquisition of Gateway Overlook Shopping Center. WRIT also completed tender offers for its 5.95% senior notes due June 15, 2011 and its 3 7/8% convertible senior notes due September 15, 2026. Of the $150 million 5.95% senior notes, $56.1 million were tendered. With respect to the $125.5 million of 3 7/8% convertible senior notes outstanding, $122.8 million were tendered. The repurchases were funded with a portion of the proceeds from the $250 million 4.95% senior unsecured notes offering completed in September 2010.

WRIT signed commercial leases for 382,000 square feet with an average lease term of 5.8 years. The average rental rate increase on new and renewal leases was 11.5% on a GAAP basis and -0.7% on a cash basis. Commercial tenant improvement costs were $7.86 per square foot and leasing costs were $6.01 per square foot for the quarter.

As of December 31, 2010, WRIT owned a diversified portfolio of 85 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units. These 85 properties consist of 25 office properties, 18 medical office properties, 16 industrial/flex properties, 15 retail centers, 11 multifamily properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the office, medical office, industrial/flex, retail and multifamily segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*	Excludes discontinued operations:

Sold Properties: The Ridges, Ammendale I & II and Amvax.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2009 Form 10-K and third quarter 2010 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Debt Covenant Compliance	10
Capital Analysis	11

Portfolio Analysis
Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Same-Store Portfolio Net Operating Income (NOI) Summary	13
Same-Store Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Same-Store Portfolio Net Operating Income (NOI) Detail for the Year	16-17
Net Operating Income (NOI) by Region	18
Same-Store Portfolio & Overall Physical Occupancy Levels by Sector	19
Same-Store Portfolio & Overall Economic Occupancy Levels by Sector	20

Tenant Analysis
Commercial Leasing Summary	21
10 Largest Tenants - Based on Annualized Base Rent	22
Industry Diversification	23
Lease Expirations as of December 31, 2010	24

Growth and Strategy
2010 Acquisition and Disposition Summary	25

Appendix
Schedule of Properties	26-27
Supplemental Definitions	28

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/10	12/31/09	12/31/10	09/30/10	06/30/10	03/31/10	12/31/09

Real estate rental revenue	$297,977	$298,161	$75,143	$74,738	$73,481	$74,615	$75,774
Real estate expenses	(98,922)	(101,304)	(23,957)	(24,658)	(23,614)	(26,693)	(25,319)

199,055	196,857	51,186	50,080	49,867	47,922	50,455

Real estate depreciation and amortization	(93,992)	(91,668)	(23,889)	(23,826)	(23,213)	(23,064)	(23,358)

Income from real estate	105,063	105,189	27,297	26,254	26,654	24,858	27,097

Other income (expense)	32	417	(391)	301	(112)	234	297
Gain from non-disposal activities	7	73	3	4	—	—	11
Gain (loss) on extinguishment of debt	(9,176)	5,336	(8,896)	(238)	—	(42)	(1,595)
Interest expense	(68,389)	(74,074)	(17,801)	(16,965)	(16,785)	(16,838)	(17,548)
General and administrative	(14,406)	(13,118)	(3,951)	(3,153)	(3,519)	(3,783)	(3,187)

Income (loss) from continuing operations	13,131	23,823	(3,739)	6,203	6,238	4,429	5,075

Discontinued operations:
Income from operations of properties held for sale	2,829	3,777	697	455	841	836	701
Gain on sale of real estate	21,599	13,348	13,657	—	7,942	—	1,527

Income from discontinued operations	24,428	17,125	14,354	455	8,783	836	2,228

Net income	37,559	40,948	10,615	6,658	15,021	5,265	7,303
Less: Net income from noncontrolling interests	(133)	(203)	(24)	(33)	(27)	(49)	(49)

Net income attributable to the controlling interests	$37,426	$40,745	$10,591	$6,625	$14,994	$5,216	$7,254

Per Share Data
Net income attributable to the controlling interests	$0.60	$0.71	$0.16	$0.10	$0.24	$0.09	$0.12

Fully diluted weighted average shares outstanding	62,264	56,968	64,536	63,055	61,287	60,001	59,833

Percentage of Revenues:
Real estate expenses	33.2%	34.0%	31.9%	33.0%	32.1%	35.8%	33.4%
General and administrative	4.8%	4.4%	5.3%	4.2%	4.8%	5.1%	4.2%

Ratios:
Adjusted EBITDA / Interest expense	2.8	x	2.6	x	2.7	x	2.8	x	2.8	x	2.7	x	2.8	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	4.4%	7.9%	-5.0%	8.3%	8.5%	5.9%	6.6%

Net income attributable to the controlling interest/Total real estate revenue	12.6%	13.7%	14.1%	8.9%	20.4%	7.0%	9.6%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Assets
Land	$440,509	$411,693	$411,675	$402,277	$402,277
Income producing property	1,976,378	1,913,140	1,904,745	1,850,980	1,848,129

	2,416,887	2,324,833	2,316,420	2,253,257	2,250,406
Accumulated depreciation and amortization	(538,786)	(518,121)	(497,486)	(477,570)	(457,858)

Net income producing property	1,878,101	1,806,712	1,818,934	1,775,687	1,792,548
Development in progress, including land held for development	26,240	26,103	25,952	25,561	25,031

Total real estate held for investment, net	1,904,341	1,832,815	1,844,886	1,801,248	1,817,579

Investment in real estate held for sale, net	—	33,373	33,696	48,198	48,636
Cash and cash equivalents	78,767	262,413	13,338	10,758	11,203
Restricted cash	21,552	19,858	21,567	19,035	17,668
Rents and other receivables, net of allowance for doubtful accounts	55,176	55,104	51,994	51,628	49,617
Prepaid expenses and other assets	108,045	104,790	97,480	91,640	95,986
Other assets related to properties sold or held for sale	—	2,626	3,879	4,469	4,536

Total assets	$2,167,881	$2,310,979	$2,066,840	$2,026,976	$2,045,225

Liabilities and Equity
Notes payable	$753,587	$930,201	$689,007	$688,358	$688,912
Mortgage notes payable	380,171	381,109	381,929	382,735	383,563
Lines of credit/short-term note payable	100,000	100,000	107,000	110,000	128,000
Accounts payable and other liabilities	51,130	54,017	54,685	53,397	52,324
Advance rents	12,597	10,595	10,208	9,510	10,743
Tenant security deposits	9,538	9,538	9,410	9,581	9,512
Other liabilities related to properties sold or held for sale	—	659	22,306	23,124	23,108

Total Liabilities	1,307,023	1,486,119	1,274,545	1,276,705	1,296,162

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	659	642	625	607	599
Additional paid-in capital	1,127,825	1,074,308	1,020,768	966,952	944,825
Distributions in excess of net income	(269,935)	(251,964)	(230,942)	(219,094)	(198,412)
Accumulated other comprehensive income (loss)	(1,469)	(1,906)	(1,949)	(2,004)	(1,757)

Total shareholders’ equity	857,080	821,080	788,502	746,461	745,255
Noncontrolling interests in subsidiaries	3,778	3,780	3,793	3,810	3,808

Total equity	860,858	824,860	792,295	750,271	749,063

Total liabilities and equity	$2,167,881	$2,310,979	$2,066,840	$2,026,976	$2,045,225

Total Debt / Total Market Capitalization	0.38:1	0.41:1	0.41:1	0.39:1	0.43:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Twelve Months Ended		Three Months Ended
	12/31/2010	12/31/2009	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$37,426	$40,745	$10,591	$6,625	$14,994	$5,216	$7,254
Real estate depreciation and amortization	93,992	91,668	23,889	23,826	23,213	23,064	23,358
Gain from non-disposal activities	(7)	(73)	(3)	(4)	—	—	(11)
Discontinued operations:
Gain on sale of real estate	(21,599)	(13,348)	(13,657)	—	(7,942)	—	(1,527)
Real estate depreciation and amortization	1,754	2,779	302	452	456	544	590

Funds From Operations (FFO)	$111,566	$121,771	$21,122	$30,899	$30,721	$28,824	$29,664

Loss (gain) on extinguishment of debt	9,176	(5,336)	8,896	238	—	42	1,595
Acquisition costs	1,161	788	709	(12)	409	55	(13)

Core FFO (3)	$121,903	$117,223	$30,727	$31,125	$31,130	$28,921	$31,246

FFO per share - basic	$1.79	$2.14	$0.33	$0.49	$0.50	$0.48	$0.50
FFO per share - fully diluted	$1.79	$2.14	$0.33	$0.49	$0.50	$0.48	$0.50

Core FFO per share - fully diluted	$1.96	$2.06	$0.48	$0.49	$0.51	$0.48	$0.52

Funds available for distribution(2)
FFO	$111,566	$121,771	$21,122	$30,899	$30,721	$28,824	$29,664
Non-cash (gain)/loss on extinguishment of debt	3,202	(6,336)	2,922	238	—	42	595
Tenant improvements	(13,579)	(12,490)	(6,373)	(2,863)	(2,331)	(2,012)	(4,425)
External and internal leasing commissions capitalized	(9,511)	(5,845)	(2,089)	(3,387)	(1,767)	(2,268)	(1,058)
Recurring capital improvements	(5,938)	(6,356)	(1,698)	(1,377)	(1,999)	(864)	(1,442)
Straight-line rent, net	(3,470)	(3,379)	(951)	(1,099)	(812)	(608)	(1,527)
Non-cash fair value interest expense	2,664	3,595	345	760	783	776	773
Non-real estate depreciation and amortization	3,969	4,555	889	1,094	993	993	1,037
Amortization of lease intangibles, net	(1,817)	(2,587)	(437)	(413)	(405)	(562)	(777)
Amortization and expensing of restricted share and unit compensation	5,852	3,460	1,553	1,311	1,355	1,633	820

Funds Available for Distribution (FAD)	$92,938	$96,388	$15,283	$25,163	$26,538	$25,954	$23,660

Cash loss (gain) on extinguishment of debt	5,974	1,000	5,974	—	—	—	1,000
Acquisition costs	1,161	788	709	(12)	409	55	(13)

Core FAD (4)	$100,073	$98,176	$21,966	$25,151	$26,947	$26,009	$24,647

FAD per share - basic	$1.49	$1.69	$0.24	$0.40	$0.43	$0.43	$0.40
FAD per share - fully diluted	$1.49	$1.69	$0.24	$0.40	$0.43	$0.43	$0.39

Core FAD per share - fully diluted	$1.60	$1.72	$0.34	$0.40	$0.44	$0.43	$0.41

Common dividend per share	$1.73	$1.73	$0.4338	$0.4325	$0.4325	$0.4325	$0.4325

Average shares - basic	62,140	56,894	64,536	62,894	61,171	59,898	59,735
Average shares - fully diluted	62,264	56,968	64,536	63,055	61,287	60,001	59,833

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles and (7) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

(3)

Core Funds From Operations (“Core FFO”) is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

(4)

Core Funds Available for Distribution (“Core FAD”) is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Twelve Months Ended		Three Months Ended
	12/31/10	12/31/09	12/31/10	09/30/10	06/30/10	03/31/10	12/31/09
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$37,426	$40,745	$10,591	$6,625	$14,994	$5,216	$7,254
Add:
Interest expense	68,979	75,001	17,801	17,100	17,013	17,065	17,780
Real estate depreciation and amortization	95,746	94,447	24,191	24,278	23,669	23,608	23,948
Non-real estate depreciation	1,102	1,192	279	277	274	272	288
Less:
Gain on sale of real estate	(21,599)	(13,348)	(13,657)	—	(7,942)	—	(1,527)
Loss (gain) on extinguishment of debt	9,176	(5,336)	8,896	238	—	42	1,595
Gain from non-disposal activities	(7)	(73)	(3)	(4)	—	—	(11)

Adjusted EBITDA	$190,823	$192,628	$48,098	$48,514	$48,008	$46,203	$49,327

(1)

Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
Balances Outstanding

Secured
Conventional fixed rate	$380,171		$381,109		$403,612	(1)	$404,518	(1)	$405,451	(1)

Secured total	380,171		381,109		403,612		404,518		405,451

Unsecured
Fixed rate bonds and notes	753,587		930,201		689,007		688,358		688,912
Credit facility	100,000		100,000		107,000		110,000		128,000

Unsecured total	853,587		1,030,201		796,007		798,358		816,912

Total	$1,233,758		$1,411,310		$1,199,619		$1,202,876		$1,222,363

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%		5.9%		5.9%

Secured total	5.9%		5.9%		5.9%		5.9%		5.9%

Unsecured
Fixed rate bonds	5.4%		5.5%		5.7%		5.7%		5.7%
Credit facilities	2.5	%(2)	2.5	%(2)	2.4	%(2)	2.4	%(2)	2.8	%(2)

Unsecured total	5.1%		5.2%		5.3%		5.2%		5.2%

Average	5.4%		5.4%		5.5%		5.5%		5.5%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $6.7 million and $2.9 million, respectively.

(1)

Balance includes the $22.5 million mortgage note payable secured by The Ridges, a property we sold on December 21, 2010, which has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

(2)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. Through February 19, 2010, the interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375%. Beginning February 20, 2010 through November 1, 2011, an interest rate swap effectively fixes the interest rate at 2.525%.

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2011	$13,349	$96,521	(1)	$100,000	$209,870	4.3%
2012	21,362	50,000		—	71,362	5.0%
2013	106,630	60,000		—	166,630	5.4%
2014	1,516	100,000		—	101,516	5.3%
2015	20,041	150,000		—	170,041	5.3%
2016	82,281	—		—	82,281	5.7%
2017	103,193	—		—	103,193	7.2%
2018	1,402	—		—	1,402	5.4%
2019	32,061	—		—	32,061	5.4%
Thereafter	5,041	300,000		—	305,041	5.4%

Total maturities	$386,876	$756,521		$100,000	$1,243,397	5.4%

Weighted average maturity = 5.3 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $2.7 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule. The effective rate on this debt is 5.875%, which reflects our nonconvertible debt borrowing rate at the inception of the 3.875% convertible notes.

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($262.0 million)
	Quarter Ended December 31, 2010	Covenant	Quarter Ended December 31, 2010	Covenant	Quarter Ended December 31, 2010	Covenant
% of Total Indebtedness to Total Assets(1)	42.1%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	13.0%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.4	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth	N/A	N/A	$1.1 billion	$808.6 million	$1.1 billion	$808.6 million
% of Total Liabilities to Gross Asset Value(4)	N/A	N/A	50.4%	≤ 60.0%	48.9%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(4)	N/A	N/A	14.6%	≤ 35.0%	14.2%	≤ 35.0%
Ratio of EBITDA(3) to Fixed Charges(5)	N/A	N/A	2.43	≥ 1.75	2.43	≥ 1.75
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.43	≥ 1.67	N/A	N/A
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A	N/A	3.02	≥ 2.00
% of Development in Progress to Gross Asset Value(4)	N/A	N/A	1.0%	≤ 30.0%	1.0%	≤ 20.0%
% of Non-Wholly Owned Assets(6) to Gross Asset Value(4)	N/A	N/A	1.3%	≤ 15.0%	1.3%	≤ 15.0%

(1)

Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)

Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)

EBITDA is defined in our debt covenants as earnings before interest income, interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities.

(4)

Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(3) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(5)	Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(6)

Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(7)

Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and development in progress.

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
Market Data

Shares Outstanding	65,870		64,093		62,380		60,545		59,811
Market Price per Share	$30.99		$31.73		$27.59		$30.55		$27.55
Equity Market Capitalization	$2,041,311		$2,033,671		$1,721,064		$1,849,650		$1,647,793
Total Debt	$1,233,758		$1,411,310		$1,199,619	(3)	$1,202,876	(3)	$1,222,363	(3)
Total Market Capitalization	$3,275,069		$3,444,981		$2,920,683		$3,052,526		$2,870,156
Total Debt to Market Capitalization	0.38:1		0.41:1		0.41:1		0.39:1		0.43:1

Earnings to Fixed Charges(1)	0.8	x	1.4	x	1.3	x	1.2	x	1.3	x
Debt Service Coverage Ratio(2)	2.5	x	2.7	x	2.7	x	2.5	x	2.6	x

Dividend Data
Total Dividends Paid	$28,438		$27,485		$26,677		$25,890		$25,843
Common Dividend per Share	$0.4338		$0.4325		$0.4325		$0.4325		$0.4325
Payout Ratio (Core FFO per share basis)	90.4%		88.3%		84.8%		90.1%		83.2%
Payout Ratio (Core FAD per share basis)	127.6%		108.1%		98.3%		100.6%		105.5%
Payout Ratio (FAD per share basis)	180.7%		108.1%		100.6%		100.6%		110.9%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.
(3)

“Total Debt” balance includes a $22.5 million mortgage notes payable secured by The Ridges, a property we sold on December 21, 2010, that has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

	Fourth Quarter(1)		Year(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Cash Basis:

Multifamily	9.9%	2.4%	4.7%	-0.1%
Office Buildings	-2.1%	1.7%	-2.1%	1.8%
Medical Office Buildings	3.8%	3.4%	3.8%	3.4%
Retail Centers	-8.3%	1.5%	-2.8%	1.7%
Industrial/Flex	-3.8%	5.1%	-7.4%	3.2%

Overall Same-Store Portfolio	-0.8%	2.4%	-1.1%	1.9%

	Fourth Quarter(1)		Year(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	9.7%	2.4%	4.6%	-0.1%
Office Buildings	-6.7%	-0.5%	-2.5%	1.8%
Medical Office Buildings	5.1%	3.4%	3.0%	3.1%
Retail Centers	-7.3%	1.4%	-3.0%	1.2%
Industrial/Flex	-5.5%	3.2%	-8.2%	1.8%

Overall Same-Store Portfolio	-2.7%	1.2%	-1.6%	1.6%

[1]	Non same-store properties were:

Acquisitions:	Office - Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

Sold properties:	Office - Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges; Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

[2]	Non same-store properties were:

Acquisitions:	Office - Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

Development:	Office - Dulles Station I; Multifamily - Bennett Park and Clayborne.

Sold properties:	Multifamily - Avondale;
Office - Brandywine Center, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Crossroads Distribution Center, Tech 100 Industrial Park, Charleston Business Center, Ammendale I&II and Amvax.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Cash Basis:
Multifamily	$7,385	$6,717	9.9%	$23,907	$22,833	4.7%
Office Buildings	19,705	20,127	-2.1%	76,022	77,618	-2.1%
Medical Office Buildings	7,643	7,361	3.8%	29,924	28,839	3.8%
Retail Centers	7,353	8,020	-8.3%	29,808	30,661	-2.8%
Industrial/Flex	5,795	6,025	-3.8%	22,914	24,739	-7.4%

	$47,881	$48,250	-0.8%	$182,575	$184,690	-1.1%

GAAP Basis:
Multifamily	$7,588	$6,919	9.7%	$24,699	$23,620	4.6%
Office Buildings	20,467	21,948	-6.7%	79,721	81,728	-2.5%
Medical Office Buildings	7,877	7,492	5.1%	30,744	29,860	3.0%
Retail Centers	7,507	8,101	-7.3%	30,196	31,141	-3.0%
Industrial/Flex	5,746	6,082	-5.5%	22,856	24,904	-8.2%

	$49,185	$50,542	-2.7%	$188,216	$191,253	-1.6%

	Three Months Ended December 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,407	$30,889	$11,279	$9,810	$7,939	$—	$72,324
Non same-store - acquired and in development [1]	—	2,137	54	628	—	—	2,819

Total	12,407	33,026	11,333	10,438	7,939	—	75,143

Real estate expenses
Same-store portfolio	4,819	10,422	3,402	2,303	2,193	—	23,139
Non same-store - acquired and in development [1]	—	565	123	130	—	—	818

Total	4,819	10,987	3,525	2,433	2,193	—	23,957

Net Operating Income (NOI)
Same-store portfolio	7,588	20,467	7,877	7,507	5,746	—	49,185
Non same-store - acquired and in development [1]	—	1,572	(69)	498	—	—	2,001

Total	$7,588	$22,039	$7,808	$8,005	$5,746	$—	$51,186

Same-store portfolio NOI GAAP basis (from above)	$7,588	$20,467	$7,877	$7,507	$5,746	$—	$49,185
Straight-line revenue, net for same-store properties	(12)	(715)	(145)	(89)	188	—	(773)
FAS 141 Min Rent	(191)	(359)	(98)	(80)	(145)	—	(873)
Amortization of lease intangibles for same-store properties	—	312	9	15	6	—	342

Same-store portfolio NOI, cash basis	$7,385	$19,705	$7,643	$7,353	$5,795	$—	$47,881

Reconciliation of NOI to Net Income
Total NOI	$7,588	$22,039	$7,808	$8,005	$5,746	$—	$51,186
Other income (expense)	—	—	—	—	—	(391)	(391)
Interest expense	(1,725)	(2,270)	(1,347)	(322)	(234)	(11,903)	(17,801)
Depreciation and amortization	(3,312)	(11,778)	(3,939)	(1,971)	(2,564)	(325)	(23,889)
General and administrative	—	—	—	—	—	(3,951)	(3,951)
Discontinued operations[2]	—	331	—	—	366	—	697
Gain from non-disposal activities	—	—	—	—	—	3	3
Gain on sale of real estate	—	—	—	—	—	13,657	13,657
Gain (loss) on extinguishment of debt	—	—	—	—	—	(8,896)	(8,896)

Net Income	2,551	8,322	2,522	5,712	3,314	(11,806)	10,615
Net income attributable to noncontrolling interests	—	—	—	—	—	(24)	(24)

Net income attributable to the controlling interests	$2,551	$8,322	$2,522	$5,712	$3,314	$(11,830)	$10,591

[1] Non same-store acquired and in development properties:

Acquisitions:	Office - Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

[2] Discontinued operations include sold properties: Office - The Ridges;
Industrial - Ammendale I&II and Amvax.

	Three Months Ended December 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$11,864	$33,346	$11,293	$10,825	$8,446	$—	$75,774
Non same-store - acquired and in development [1]	—	—	—	—	—	—	—

Total	11,864	33,346	11,293	10,825	8,446	—	75,774

Real estate expenses
Same-store portfolio	4,945	11,398	3,801	2,724	2,364	—	25,232
Non same-store - acquired and in development [1]	—	—	87	—	—	—	87

Total	4,945	11,398	3,888	2,724	2,364	—	25,319

Net operating income (NOI)
Same-store portfolio	6,919	21,948	7,492	8,101	6,082	—	50,542
Non same-store - acquired and in development [1]	—	—	(87)	—	—	—	(87)

Total	$6,919	$21,948	$7,405	$8,101	$6,082	$—	$50,455

Same-store portfolio NOI GAAP basis (from above)	$6,919	$21,948	$7,492	$8,101	$6,082	$—	$50,542
Straight-line revenue, net for same-store properties	(10)	(1,461)	(33)	82	(42)	—	(1,464)
FAS 141 Min Rent	(192)	(638)	(99)	(166)	(20)	—	(1,115)
Amortization of lease intangibles for same-store properties	—	278	1	3	5	—	287

Same-store portfolio NOI, cash basis	$6,717	$20,127	$7,361	$8,020	$6,025	$—	$48,250

Reconciliation of NOI to net income
Total NOI	$6,919	$21,948	$7,405	$8,101	$6,082	$—	$50,455
Other income (expense)	—	—	—	—	—	297	297
Interest expense	(1,731)	(2,385)	(1,376)	(329)	(239)	(11,488)	(17,548)
Depreciation and amortization	(3,466)	(11,133)	(3,695)	(1,897)	(2,858)	(309)	(23,358)
General and administrative	—	—	—	—	—	(3,187)	(3,187)
Discontinued operations[2]	—	200	—	—	501	—	701
Gain from non-disposal activities	—	11	—	—	—	—	11
Gain on sale of real estate	—	—	—	—	—	1,527	1,527
Gain (loss) on extinguishment of debt	—	—	—	—	—	(1,595)	(1,595)

Net income	1,722	8,641	2,334	5,875	3,486	(14,755)	7,303
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$1,722	$8,641	$2,334	$5,875	$3,486	$(14,804)	$7,254

[1] Non same-store acquired and in development properties:

Acquisitions:	Medical Office - Lansdowne Medical Office Building.

[2] Discontinued operations include sold properties:
Office - Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

	Twelve Months Ended December 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$40,567	$121,783	$44,949	$40,376	$32,190	$—	$279,865
Non same-store - acquired and in development [1]	8,032	9,374	79	627	—	—	18,112

Total	48,599	131,157	45,028	41,003	32,190	—	297,977

Real estate expenses
Same-store portfolio	15,868	42,062	14,205	10,180	9,334	—	91,649
Non same-store - acquired and in development [1]	3,375	3,258	510	130	—	—	7,273

Total	19,243	45,320	14,715	10,310	9,334	—	98,922

Net Operating Income (NOI)
Same-store portfolio	24,699	79,721	30,744	30,196	22,856	—	188,216
Non same-store - acquired and in development [1]	4,657	6,116	(431)	497	—	—	10,839

Total	$29,356	$85,837	$30,313	$30,693	$22,856	$—	$199,055

Same-store portfolio NOI GAAP basis (from above)	$24,699	$79,721	$30,744	$30,196	$22,856	$—	$188,216
Straight-line revenue, net for same-store properties	(26)	(2,208)	(447)	(109)	297	—	(2,493)
FAS 141 Min Rent	(766)	(1,672)	(401)	(323)	(262)	—	(3,424)
Amortization of lease intangibles for same-store properties	—	181	28	44	23	—	276

Same-store portfolio NOI, cash basis	$23,907	$76,022	$29,924	$29,808	$22,914	$—	$182,575

Reconciliation of NOI to Net Income
Total NOI	$29,356	$85,837	$30,313	$30,693	$22,856	$—	$199,055
Other income (expense)	—	—	—	—	—	32	32
Interest expense	(6,853)	(9,255)	(5,391)	(1,287)	(944)	(44,659)	(68,389)
Depreciation and amortization	(13,635)	(45,586)	(15,514)	(7,314)	(10,641)	(1,302)	(93,992)
General and administrative	—	—	—	—	—	(14,406)	(14,406)
Discontinued operations[2]	—	1,100	—	—	1,729	—	2,829
Gain from non-disposal activities	—	—	—	—	—	7	7
Gain on sale of real estate	—	—	—	—	—	21,599	21,599
Gain (loss) on extinguishment of debt	—	—	—	—	—	(9,176)	(9,176)

Net Income	8,868	32,096	9,408	22,092	13,000	(47,905)	37,559
Net income attributable to noncontrolling interests	—	—	—	—	—	(133)	(133)

Net income attributable to the controlling interests	$8,868	$32,096	$9,408	$22,092	$13,000	$(48,038)	$37,426

[1] Non same-store acquired and in development properties:

Acquisitions:	Office - Quantico Corporate Center; Retail - Gateway Overlook; Medical Office - Lansdowne Medical Office Building.

[2] Discontinued operations include sold properties: Office - Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Charleston Business Center, Ammendale I&II and Amvax.

	Twelve Months Ended December 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$39,507	$126,725	$44,911	$41,821	$34,288	$—	$287,252
Non same-store - acquired and in development [1]	6,963	3,946	—	—	—	—	10,909

Total	46,470	130,671	44,911	41,821	34,288	—	298,161

Real estate expenses
Same-store portfolio	15,887	44,997	15,051	10,680	9,384	—	95,999
Non same-store - acquired and in development [1]	3,607	1,531	167	—	—	—	5,305

Total	19,494	46,528	15,218	10,680	9,384	—	101,304

Net operating income (NOI)
Same-store portfolio	23,620	81,728	29,860	31,141	24,904	—	191,253
Non same-store - acquired and in development [1]	3,356	2,415	(167)	—	—	—	5,604

Total	$26,976	$84,143	$29,693	$31,141	$24,904	$—	$196,857

Same-store portfolio NOI GAAP basis (from above)	$23,620	$81,728	$29,860	$31,141	$24,904	$—	$191,253
Straight-line revenue, net for same-store properties	(21)	(2,193)	(399)	(28)	(109)	—	(2,750)
FAS 141 Min Rent	(766)	(2,026)	(623)	(465)	(75)	—	(3,955)
Amortization of lease intangibles for same-store properties	—	109	1	13	19	—	142

Same-store portfolio NOI, cash basis	$22,833	$77,618	$28,839	$30,661	$24,739	$—	$184,690

Reconciliation of NOI to net income
Total NOI	$26,976	$84,143	$29,693	$31,141	$24,904	$—	$196,857
Other income (expense)	—	—	—	—	—	417	417
Interest expense	(8,466)	(9,496)	(5,503)	(1,312)	(963)	(48,334)	(74,074)
Depreciation and amortization	(13,921)	(43,591)	(14,814)	(7,416)	(10,826)	(1,100)	(91,668)
General and administrative	—	—	—	—	—	(13,118)	(13,118)
Discontinued operations[2]	392	970	—	—	2,415	—	3,777
Gain from non-disposal activities	—	71	2	—	—	—	73
Gain on sale of real estate	—	—	—	—	—	13,348	13,348
Gain (loss) on extinguishment of debt	—	—	—	—	—	5,336	5,336

Net income	4,981	32,097	9,378	22,413	15,530	(43,451)	40,948
Net income attributable to noncontrolling interests	—	—	—	—	—	(203)	(203)

Net income attributable to the controlling interests	$4,981	$32,097	$9,378	$22,413	$15,530	$(43,654)	$40,745

[1] Non same-store acquired and in development properties:

Acquisition:	Medical Office - Lansdowne Medical Office Building.

[2] Discontinued operations include sold properties: Multifamily - Avondale;

Office - Brandywine Center, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;

Industrial - Crossroads Distribution Center, Tech 100 Industrial Park, Charleston Business Center, Ammendale I&II and Amvax.

WRIT Portfolio

Maryland/Virginia/DC

	Percentage of Q4 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI

DC
Multifamily	3.5%	3.7%
Office	15.9%	15.6%
Medical Office Buildings	1.8%	1.7%
Retail	0.7%	0.7%
Industrial/Flex	0.0%	0.0%

	21.9%	21.7%

Maryland
Multifamily	2.3%	2.1%
Office	11.8%	11.8%
Medical Office Buildings	4.5%	4.5%
Retail	9.3%	9.0%
Industrial/Flex	3.0%	3.2%

	30.9%	30.6%

Virginia
Multifamily	9.0%	8.9%
Office	15.5%	15.8%
Medical Office Buildings	8.9%	9.0%
Retail	5.6%	5.7%
Industrial/Flex	8.2%	8.3%

	47.2%	47.7%

Total Portfolio [1]	100.0%	100.0%

WRIT Portfolio

Inside & Outside the Beltway

	Percentage of Q4 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI

Inside the Beltway
Multifamily	14.0%	14.0%
Office	21.5%	21.4%
Medical Office Buildings	3.0%	2.9%
Retail	6.0%	6.1%
Industrial/Flex	2.7%	2.6%

	47.2%	47.0%

Outside the Beltway
Multifamily	0.8%	0.8%
Office	21.6%	21.7%
Medical Office Buildings	12.3%	12.3%
Retail	9.6%	9.3%
Industrial/Flex	8.5%	8.9%

	52.8%	53.0%

Total Portfolio [1]	100.0%	100.0%

[1]	Excludes discontinued operations: Sold Properties - Parklawn Plaza, Saratoga Building, Lexington Building, Charleston Business Center, the Ridges, Ammendale I&II and Amvax.

	Physical Occupancy - Same-Store Properties (1)
Sector	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Multifamily	95.7%	96.4%	95.0%	94.6%	94.4%
Office Buildings	88.6%	88.6%	90.0%	90.2%	91.4%
Medical Office Buildings	93.8%	93.3%	94.1%	93.8%	94.2%
Retail Centers	92.5%	92.2%	94.4%	93.2%	93.6%
Industrial / Flex	78.6%	79.7%	79.3%	83.0%	84.8%

Overall Portfolio	88.6%	88.9%	89.4%	90.1%	91.0%

	Physical Occupancy - All Properties
Sector	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Multifamily	95.7%	96.4%	95.0%	94.6%	94.4%
Office Buildings	89.4%	89.6%	90.8%	89.7%	90.8%
Medical Office Buildings	88.5%	87.8%	88.0%	87.7%	87.9%
Retail Centers	92.1%	92.2%	94.4%	93.2%	93.6%
Industrial / Flex	78.6%	79.5%	79.2%	82.8%	84.4%

Overall Portfolio	88.3%	88.4%	88.9%	89.1%	89.9%

[1]	Non same-store properties were:

Acquisitions:	Office - Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

Sold properties:	Office - Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

	Economic Occupancy - Same-Store Properties(1)
Sector	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Multifamily	95.5%	95.6%	93.7%	94.1%	94.1%
Office Buildings	89.1%	89.2%	91.3%	91.9%	93.1%
Medical Office Buildings	94.5%	94.8%	95.7%	95.9%	95.9%
Retail Centers	91.4%	91.7%	92.0%	91.3%	94.4%
Industrial / Flex	81.6%	83.1%	82.4%	85.9%	88.8%

Overall Portfolio	90.4%	90.7%	91.4%	92.1%	93.4%

	Economic Occupancy - All Properties
Sector	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Multifamily	95.5%	95.6%	93.7%	94.1%	94.1%
Office Buildings	90.0%	90.1%	91.3%	91.6%	92.6%
Medical Office Buildings	90.3%	90.3%	91.0%	91.1%	91.1%
Retail Centers	91.4%	91.7%	92.0%	91.3%	94.4%
Industrial / Flex	81.9%	83.0%	82.8%	85.7%	87.3%

Overall Portfolio	90.2%	90.3%	90.7%	91.2%	92.2%

[1]	Non same-store properties were:

Acquisitions:	Office - Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

Sold properties:	Office - Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

	4th Quarter 2010		3rd Quarter 2010		2nd Quarter 2010		1st Quarter 2010		4th Quarter 2009
Gross Leasing Square Footage
Office Buildings	125,367		103,428		149,296		198,868		133,548
Medical Office Buildings	7,136		70,426		92,041		23,951		33,386
Retail Centers	97,055		52,501		113,878		5,805		95,037
Industrial Centers	152,563		103,800		285,628		45,616		44,503

Total	382,121		330,155		640,843		274,240		306,474

Weighted Average Term (yrs)
Office Buildings	5.4		3.8		6.7		5.6		5.2
Medical Office Buildings	3.9		5.3		5.4		9.0		7.2
Retail Centers	8.4		6.2		5.7		5.0		5.2
Industrial Centers	4.5		3.4		4.9		3.3		4.9

Total	5.8		4.4		5.5		5.5		5.4

	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$28.72	$30.30	$27.65	$28.50	$29.71	$30.35	$26.85	$27.91	$29.87	$31.85
Medical Office Buildings	35.53	37.37	30.40	32.62	32.29	34.30	32.18	33.92	30.67	31.66
Retail Centers	15.50	16.13	26.01	26.71	16.10	16.38	25.83	27.42	13.69	14.12
Industrial Centers	10.82	11.45	10.36	10.73	10.05	10.46	9.29	9.93	9.33	9.62

Total	$18.34	$19.31	$22.54	$23.51	$18.90	$19.57	$24.37	$25.43	$21.96	$23.10

Rate on new leases
Office Buildings	$31.39	$29.41	$28.29	$27.09	$31.49	$28.84	$30.97	$28.86	$29.90	$28.19
Medical Office Buildings	37.41	36.05	34.94	32.78	39.30	36.44	40.38	35.27	39.40	35.95
Retail Centers	21.79	20.41	30.57	29.36	16.30	16.03	31.31	29.97	13.67	13.00
Industrial Centers	9.80	9.19	9.23	8.92	13.62	13.50	9.47	9.20	9.02	8.41

Total	$20.44	$19.18	$24.08	$22.95	$21.95	$20.82	$28.22	$26.18	$22.87	$21.45

Percentage Increase
Office Buildings	9.31%	-2.93%	2.34%	-4.93%	6.00%	-5.00%	15.34%	3.43%	0.11%	-11.48%
Medical Office Buildings	5.28%	-3.53%	14.95%	0.51%	21.73%	6.26%	25.48%	3.98%	28.46%	13.53%
Retail Centers	40.57%	26.50%	17.51%	9.91%	1.24%	-2.15%	21.21%	9.30%	-0.15%	-7.93%
Industrial Centers	-9.41%	-19.73%	-10.91%	-16.89%	35.57%	29.11%	1.90%	-7.38%	-3.29%	-12.61%

Total	11.47%	-0.69%	6.84%	-2.36%	16.15%	6.39%	15.79%	2.92%	4.16%	-7.14%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,461,273	$19.63	$1,296,481	$12.54	$4,512,498	$30.23	$3,473,255	$17.47	$1,430,285	$10.71
Medical Office Buildings	86,938	12.18	859,930	12.21	1,610,073	17.49	595,969	24.88	665,314	19.93
Retail Centers	288,110	2.97	22,500	0.43	587,775	5.16	—	—	711,150	7.48
Industrial Centers	166,689	1.09	102,112	0.98	513,745	1.80	64,327	1.41	64,692	1.45

Subtotal	$3,003,010	$7.86	$2,281,023	$6.91	$7,224,091	$11.27	$4,133,551	$15.07	$2,871,441	$9.37

Leasing Costs
Office Buildings	$1,478,644	$11.79	$781,922	$7.56	$3,316,582	$22.21	$2,064,933	$10.38	$1,713,899	$12.83
Medical Office Buildings	21,703	3.04	362,586	5.15	959,827	10.43	400,746	16.73	677,283	20.29
Retail Centers	423,791	4.37	120,850	2.30	195,025	1.71	7,808	1.35	416,159	4.38
Industrial Centers	371,620	2.44	222,983	2.15	921,870	3.23	97,391	2.14	119,606	2.69

Subtotal	$2,295,758	$6.01	$1,488,341	$4.51	$5,393,304	$8.42	$2,570,878	$9.37	$2,926,947	$9.55

Tenant Improvements and Leasing Costs
Office Buildings	$3,939,917	$31.43	$2,078,403	$20.10	$7,829,080	$52.44	$5,538,188	$27.85	$3,144,184	$23.54
Medical Office Buildings	108,641	15.22	1,222,516	17.36	2,569,900	27.92	996,715	41.61	1,342,597	40.21
Retail Centers	711,901	7.34	143,350	2.73	782,800	6.87	7,808	1.35	1,127,309	11.86
Industrial Centers	538,309	3.53	325,095	3.13	1,435,615	5.03	161,718	3.55	184,298	4.14

Total	$5,298,768	$13.87	$3,769,364	$11.42	$12,617,395	$19.69	$6,704,429	$24.45	$5,798,388	$18.92

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	54	4.87%	210,354	2.33%
Advisory Board Company	1	101	2.77%	180,925	2.01%
General Services Administration	9	36	2.59%	269,740	2.99%
INOVA Health System	7	46	1.96%	114,208	1.27%
Patton Boggs LLP	1	76	1.89%	110,566	1.23%
IBM Corporation	1	108	1.77%	123,138	1.37%
Sunrise Assisted Living, Inc.	1	33	1.59%	115,289	1.28%
General Dynamics	2	20	1.33%	88,359	0.98%
Children’s Hospital	3	90	1.04%	69,230	0.77%
George Washington University	2	60	1.03%	69,775	0.77%

Total/Weighted Average		61	20.84%	1,351,584	15.00%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific and Technical Services	$62,653,569	28.82%	2,263,353	25.11%
Ambulatory Health Care Services	38,621,843	17.77%	1,156,168	12.83%
Credit Intermediation and Related Activities	15,963,326	7.34%	343,898	3.82%
Executive, Legislative & Other General Government	10,713,393	4.93%	477,776	5.30%
Religious, Grantmaking, Civic, Professional	6,991,883	3.22%	207,318	2.30%
Food Services and Drinking Places	6,487,937	2.99%	235,157	2.61%
Educational Services	5,869,450	2.70%	220,458	2.45%
Food and Beverage Stores	4,764,876	2.19%	271,247	3.01%
Administrative and Support Services	4,734,030	2.18%	295,322	3.28%
Nursing and Residential Care Facilities	4,028,026	1.85%	145,010	1.61%
Broadcasting (except Internet)	3,819,088	1.76%	111,319	1.24%
Miscellaneous Store Retailers	3,627,989	1.67%	221,591	2.46%
Furniture and Home Furnishing Stores	3,359,752	1.55%	207,438	2.30%
Personal and Laundry Services	2,679,987	1.23%	90,655	1.01%
Health and Personal Care Services	2,639,607	1.21%	76,120	0.85%
Merchant Wholesalers-Durable Goods	2,633,967	1.21%	258,880	2.87%
Sporting Goods/Books/Hobby/Music Stores	2,605,761	1.20%	166,443	1.85%
Clothing and Clothing Accessories Stores	2,370,988	1.09%	135,454	1.50%
Electronics/Appliance Stores	2,221,495	1.02%	146,602	1.63%
Hospitals	2,070,825	0.95%	62,281	0.69%
Merchant Wholesalers-Non Durable Goods	1,924,997	0.89%	214,290	2.38%
Real Estate	1,675,417	0.77%	59,682	0.66%
General Merchandise Stores	1,672,527	0.77%	209,452	2.32%
Construction of Buildings	1,561,871	0.72%	98,526	1.09%
Amusement, Gambling and Recreation industries	1,474,733	0.68%	106,464	1.18%
Miscellaneous Manufacturing	1,472,313	0.68%	149,604	1.66%
Printing and Related Support Activities	1,188,679	0.55%	47,770	0.53%
Data Processing & Hosting Services	1,179,751	0.54%	34,226	0.38%
Insurance Carriers and Related Activities	1,076,737	0.50%	40,547	0.45%
Specialty Trade Contractors	981,006	0.45%	108,522	1.20%
Other	14,308,941	6.57%	851,723	9.43%

Total	$217,374,764	100.00%	9,013,296	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *

Office:
2011	121	502,078	13.49%	$16,187,436	$32.24	12.40%
2012	89	436,841	11.74%	13,336,101	30.53	10.21%
2013	83	429,878	11.55%	13,173,267	30.64	10.09%
2014	73	743,311	19.98%	24,773,940	33.33	18.97%
2015	58	392,536	10.55%	16,674,063	42.48	12.77%
2016 and thereafter	127	1,216,222	32.69%	46,447,960	38.19	35.56%

	551	3,720,866	100.00%	$130,592,767	$35.10	100.00%

Medical Office:
2011	71	176,256	15.47%	$5,979,335	$33.92	13.62%
2012	46	151,802	13.32%	5,511,216	36.31	12.56%
2013	56	163,812	14.37%	5,812,076	35.48	13.24%
2014	37	115,148	10.10%	4,483,834	38.94	10.21%
2015	28	95,161	8.35%	3,627,483	38.12	8.26%
2016 and thereafter	99	437,456	38.39%	18,483,790	42.25	42.11%

	337	1,139,635	100.00%	$43,897,734	$38.52	100.00%

Retail:
2011	55	176,294	9.25%	$3,455,992	$19.60	8.52%
2012	42	146,706	7.70%	3,482,163	23.74	8.58%
2013	37	287,441	15.09%	4,304,350	14.97	10.61%
2014	22	95,661	5.02%	2,248,107	23.50	5.54%
2015	32	294,831	15.48%	5,733,472	19.45	14.13%
2016 and thereafter	93	904,091	47.46%	21,342,296	23.61	52.62%

	281	1,905,024	100.00%	$40,566,380	$21.29	100.00%

Industrial/Flex:
2011	46	379,333	16.10%	$3,751,194	$9.89	13.15%
2012	42	489,926	20.79%	5,531,163	11.29	19.39%
2013	40	443,815	18.83%	5,047,945	11.37	17.69%
2014	22	454,048	19.27%	5,825,170	12.83	20.42%
2015	29	383,891	16.29%	5,798,340	15.10	20.32%
2016 and thereafter	13	205,489	8.72%	2,578,437	12.55	9.03%

	192	2,356,502	100.00%	$28,532,249	$12.11	100.00%

Total:
2011	293	1,233,961	13.53%	$29,373,957	$23.80	12.06%
2012	219	1,225,275	13.43%	27,860,643	22.74	11.44%
2013	216	1,324,946	14.53%	28,337,638	21.39	11.63%
2014	154	1,408,168	15.44%	37,331,051	26.51	15.33%
2015	147	1,166,419	12.79%	31,833,358	27.29	13.07%
2016 and thereafter	332	2,763,258	30.28%	88,852,483	32.15	36.47%

	1,361	9,122,027	100.00%	$243,589,130	$26.70	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2010 Leased Percentage	Investment
925 Corporate Drive	Stafford, VA	June 3, 2010	135,000	100%	100%	$34,000
1000 Corporate Drive	Stafford, VA	June 3, 2010	136,000	100%	100%	34,000
Gateway Overlook	Columbia, MD	December 1, 2010	223,000	90%	90%	88,350

		Total	494,000			$156,350

Disposition Summary

		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Parklawn Portfolio:
Parklawn Plaza	Rockville, MD	June 18, 2010	Office	40,000
Lexington Building	Rockville, MD	June 18, 2010	Office	46,000
Saratoga Building	Rockville, MD	June 18, 2010	Office	58,000
Charleston Business Center	Rockville, MD	June 18, 2010	Industrial	85,000

			Subtotal	229,000	$23,430	$7,942

The Ridges	Gaithersburg, MD	December 21, 2010	Office	104,000	27,500	4,441

Ammendale Properties:
Ammendale I	Beltsville, MD	December 22, 2010	Industrial	167,000
Ammendale II	Beltsville, MD	December 22, 2010	Industrial	107,000
Amvax	Beltsville, MD	December 22, 2010	Industrial	31,000

			Subtotal	305,000	23,000	9,216

			Total	638,000	$73,930	$21,599

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000

Subtotal				4,199,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000
Gateway Overlook	Columbia, MD	2010	2007	223,000

Subtotal				2,245,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,206,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				2,954,000

TOTAL				12,913,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income atributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Core Funds From Operations (Core FFO), a non-GAAP measure, is calculated by adjusting FFO for (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Core Funds Available for Distribution (Core FAD), a non-GAAP measure, is calculated by adjusting FAD for (1) cash gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.